UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2003 (May 20, 2003)

                             RIDGEWOOD HOTELS, INC.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                         0-14019                58-1656330
(State or Other Jurisdiction            (Commission            (IRS Employer
    of Incorporation)                   File Number)        Identification No.)

                 100 Rue Charlemagne
                  Braselton, Georgia                               30517
       (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code: (678) 425-0900


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          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.

      On May 20, 2003, the Delaware Court of Chancery entered an Order and Final Judgment in the action styled William N. Strassburger v. Michael M. Earley, Luther A. Henderson, John C. Stiska, N. Russell Walden, and Triton Group, Ltd., defendants, and Ridgewood Properties, Inc. (now known as Ridgewood Hotels, Inc.), nominal defendant, C.A. No. 14267 (the "Action") approving the Stipulation of Settlement entered into by Ridgewood Hotels, Inc. (the "Company") and the other parties to the Action. A copy of the Order and Final Judgment is filed as Exhibit 99.1 to this Report and is incorporated herein by reference. On April 2, 2003, the Company filed a Current Report on Form 8-K reporting under
Item 5 thereof the execution of the Stipulation of Settlement and its principal terms.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)-(b) Financial Statements of Businesses Acquired and Pro Forma Financial Information.

              None.

      (c)     Exhibits.

              99.1 Order and Final Judgment of the Delaware Court of Chancery in Civil Action No. 14267.

              99.2 Stipulation of Settlement dated March 19, 2003, by and among William N. Strassburger, Michael M. Earley, Luther A. Henderson, John C. Stiska, N. Russell Walden, Triton Group, Ltd., Ridgewood Hotels, Inc., and Fountainhead Development Corp. (incorporated by reference to the Company's Current Report on Form 8-K filed on April 2, 2003).


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RIDGEWOOD HOTELS, INC.


                                            /s/ Henk H. Evers
                                            ------------------------------------
                                            By:  Henk H. Evers
                                            Its: President

Date: May 30, 2003


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

                                  EXHIBIT INDEX

99.1 Order and Final Judgment of the Delaware Court of Chancery in Civil Action No. 14267.

99.2 Stipulation of Settlement dated March 19, 2003, by and among William N. Strassburger, Michael M. Earley, Luther A. Henderson, John C. Stiska, N. Russell Walden, Triton Group, Ltd., Ridgewood Hotels, Inc., and Fountainhead Development Corp. (incorporated by reference to the Company's Current Report on Form 8-K filed on April 2, 2003).


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